Loto Inc.

SUBSCRIPTION AGREEMENT

COMMON STOCK

Section 4(2) Exempt Offering

Loto Inc.
23-5250 Satellite dr.
Mississauga, ON
L4W 5G5 Canada

Ladies and Gentlemen:

1.            Subscription. This subscription agreement (this “Agreement”) is submitted to Loto Inc. (the “Company”) in connection with the private offering by the Company to accredited investors, as such term is defined below, of shares of Company common stock, par value $.001 per share (the “Common Stock”) pursuant to the terms and conditions contained herein (the “Offering”).  The undersigned (the “Subscriber”) hereby agrees to purchase (the “Purchase”) from Loto Inc. (the “Company”) the number of shares of Common Stock (each, a “Share” and collectively the “Shares”) as set forth on the signature page hereto at a purchase price of One Cent ($0.01) per Share.

2.            Payment and Signature Pages.  The Subscriber encloses herewith a check or shall initiate a wire transfer payable to “Loto Inc.” in the full amount of the purchase price of the Shares.  Such funds will be held for the Subscriber’s benefit and will be returned promptly, without interest or offset, if this Agreement is not accepted by the Company within ten (10) business days of the date of receipt by the Company of such payment together with (a) two signed copies of this Agreement; (b) two signed copies of the Accredited Investor Certification set forth on Exhibit A attached hereto (the “Accredited Investor Certification”); and (c) two signed copies of the Company Stockholders’ Agreement attached hereto as Exhibit B (the “Stockholders’ Agreement”).

3.             Representations and Warranties.

(A)	The Company hereby represents, warrants, acknowledges and agrees as follows:

(a)           The Company is a Nevada corporation which has been duly organized and is validly existing and in good standing under the laws of Nevada.  The Company is duly qualified to transact business as a corporation and is in good standing under the laws of each jurisdiction where the location of the Company’s properties or the conduct of its business makes such qualification necessary.

(b)           The Company possesses all requisite power and authority to conduct its business as presently conducted and as proposed to be conducted, to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Shares.  The execution and delivery of each of the Agreement has been duly authorized by all necessary Company action. This Agreement has been duly executed and delivered and constitutes valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers; and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           None of the execution and delivery of, or performance by, the Company under the Agreement or the consummation of the transactions herein contemplated conflicts with or violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company’s assets may be bound, any term of the Articles of Incorporation, as amended (the “Charter”), the By-laws or the Stockholders’ Agreement of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company and any of its assets.

(d)           The affairs of the Company are governed by the Charter and the By-laws. The Charter authorizes one class of Common Stock .  Under the Charter and the By-laws, the Company is subject to the authority of the Board of Directors which is further authorized to appoint officers to act on behalf of the Company.

(e)           The Shares to be issued in connection with the Offering have been duly authorized and, when issued and delivered against payment therefor and upon acceptance by the Company as provided in this Agreement, the Shares will be validly issued, fully paid, nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances other than as subject to the Charter and the Bylaws and as provided in this Agreement and applicable securities laws. No holder of any of the Shares will be subject to personal liability solely by reason of being such a holder.

Loto Inc.	Subscription Agreement - Section 4(2) Exempt Offering

(f)           On the basis of the representations and warranties made by the Subscriber herein, no consent, authorization or filing with any court or governmental authority is required in connection with the issuance of the Shares relating specifically to the Purchase which is made hereby pursuant to Section 4(2) of the Securities Act.

(g)           There are no actions, proceedings, claims or investigations, before or by any court or governmental authority, pending or, to the knowledge of the Company, threatened, against the Company, or involving its assets or, to the knowledge of the Company, involving any of either of its officers or the Board of Directors.

(h)           The Company is not in violation of: (i) its Charter or By-laws; (ii) any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which the Company is or may be bound or to which any of its assets may be subject; (iii) any statute, rule or regulation currently applicable to the Company; or (iv) any judgment, decree or order applicable to the Company.

(B)	The Subscriber hereby acknowledges, represents, warrants, and agrees as follows:

(a)           The Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The Subscriber understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof based upon the representations, warranties and agreements of the Subscriber contained in this Agreement.  The Shares are restricted securities, as such term is defined under the Securities Act and certificates issued in respect of the Shares shall bear a legend as set forth below.  The Company makes no undertaking to register the Shares at any time.

(b)           The Subscriber has had ample opportunity to request and review information pertaining to the Company.  The Subscriber has been provided with an opportunity to consult with Subscriber’s own attorney, accountant, subscriber representative and/or tax adviser (collectively, the “Advisers”) and opportunity for such Advisers to carefully review all information pertaining to investment in the Shares.  All documents, records, and books pertaining to the investment in the Shares have been made available for inspection by the Subscriber and its Advisers.

(c)           The Subscriber has had an opportunity to ask questions of, and receive answers from, the Company’s chief executive officer concerning the offering of the Shares by the Company and the business and financial condition of the Company, and all such questions have been answered to the full satisfaction of the Subscriber.

(d)           In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated herein or as contained in documents delivered to the Subscriber or answers furnished in writing to the Subscriber or its Advisers in response to questions delivered to the Company.

(e)           The Subscriber is unaware of, is in no way relying on, and did not become aware of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio and is not subscribing for Shares and did not become aware of the Shares through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(f)           The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby and, in turn, to be paid to any third party.

(g)           The Subscriber, together with its Advisers, as the case may be, has such knowledge and experience in financial, tax, and business matters and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Purchase to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto.

(h)           The Subscriber is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares and the Subscriber has relied only on the advice of its Advisers in such regard.

(i)           The Subscriber is acquiring the Shares solely for such Subscriber’s own account for investment purposes only and not with a view to resale or distribution thereof, in whole or in part. The Subscriber has no agreement or arrangement with any person to sell or transfer all or any part of the Shares and the Subscriber has no plans to enter into any such agreement or arrangement.

Loto Inc.	Subscription Agreement - Section 4(2) Exempt Offering

(j)           The Subscriber must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. A Legend as follows will be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books; there can be no assurance that there will be any market for resale of the Shares, nor can there be any assurance that such Shares will be freely transferable at any time in the foreseeable future:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF LOTO INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY PURSUANT TO EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER, IN EACH CASE, PROVIDING A LEGAL OPINION OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY IN ITS SOLE DISCRETION.

(k)           The Subscriber has adequate means of providing for the Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time.

(l)           The Subscriber is aware that an investment in the Shares involves significant risks, many of which cannot be foreseen as of this date, and the Subscriber has carefully considered such risks regarding investment in the Company, including, without limitation, that the Company is newly formed and has no operating history.  The Subscriber acknowledges that the investment in the Shares may result in the entire loss of investment capital and there can be no certainty or assurance of actual outcomes.

(m)          The Subscriber is an “accredited investor” as defined under Rule 501 or Regulation D promulgated under the Securities Act and is familiar with the legal requirements to be an accredited investor, and has completed Exhibit B attached hereto in such regard.

(n)           The Subscriber represents that (i) it was not formed for the specific purpose of acquiring the Shares; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its organization; (iii) the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents; (iv) it has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares; (v) the execution and delivery of this Agreement has been duly authorized by all necessary action; and (vi) this Agreement has been duly executed and delivered on behalf of Subscriber and is a legal, valid and binding obligation of Subscriber. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound.

(o)           The Subscriber and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information and all documents received or reviewed in connection with the purchase of the Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition and business of the Company deemed relevant by the Subscriber or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Subscriber and the Advisers, if any.

(p)           The Subscriber has significant prior investment experience, including investment in non-listed and non-registered securities and is knowledgeable about investment considerations in development-stage companies. The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber’s overall commitment to investments which are not readily marketable is not excessive in view of the Subscriber’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is suitable for the Subscriber.

(q)           The Subscriber is satisfied that the Subscriber has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment.

(r)           The Subscriber acknowledges that any estimates or forward-looking or similar statements have been prepared by the Company in good faith but that the attainment of any such estimates or forward-looking or similar statements cannot be guaranteed by the Company and may not be relied upon in respect of assurances or guarantees of actual outcomes.

(s)           No oral or written representations have been made, or oral or written information furnished, to the Subscriber or the Advisers, if any, in connection with the Purchase which are inconsistent with the information contained in writing.

(t)           Promptly after receipt of a request from the Company, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

Loto Inc.	Subscription Agreement - Section 4(2) Exempt Offering

(u)           The Subscriber acknowledges that the Shares have not been recommended nor approved by any federal or state securities commission or regulatory authority.  In making an investment decision the Subscriber must rely on its own examination of the Company and the terms of the Purchase, including the merits and risks involved.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Agreement or any ancillary materials delivered in connection herewith. Any representation to the contrary is a criminal offense. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time.

(v)           The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at http:/www.treas.gov/ofac before making the following representations. The Subscriber represents that the amounts invested by it in the Company were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.  Federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(w)           To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the Subscriber’s redemption rights, if any, if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company.

(x)           To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below.

(y)           If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(z)           The Subscriber acknowledges and agrees that (i) the Board of Directors may in the future issue securities representing equity interests in the Company, including, without limitation, additional Shares and derivative rights, options and other instruments convertible thereto, to subsequent investors, financiers, strategic alliance partners, vendors, officers, directors, employees, consultants and any other persons or organizations to the extent permitted under the Nevada General Corporation Law, the Company’s Charter and By-laws and applicable securities laws; and (ii) the Company does not intend to make distributions of capital during the foreseeable future and all such distributions, shall be subject to the governing provisions of the Company’s Charter and By-laws.
________________________________
1       These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2           A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branch of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3           “Immediate family” of a senior foreign political figure typically includes the figures parents, siblings, spouse, children and in-laws.

4            A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Loto Inc.	Subscription Agreement - Section 4(2) Exempt Offering

4.            Irrevocability; Binding Effect.  The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

5.            Modification.  This Agreement shall not be modified or waived except by a written instrument signed by the party against whom any such modification or waiver is sought.

6.            Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and given or made (a) by personal delivery, (b) by facsimile with evidence of receipt, or (c) by recognized overnight courier service at the following addresses, or at such other address as any party hereto may subsequently furnish in writing to the other party (x) if to the Company, at the address set forth above, or (y) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6).

7.           Assignability.  This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

8.            Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the principles thereof relating to the conflict of laws.

9.            Dispute Resolution.

(A)  In case any controversy or claim arises out of or in relation to this Agreement, the parties shall seek to resolve the matter amicably through discussions.  If the parties fail to resolve such controversy, claim or breach within thirty (30) days by amicable arrangement and compromise, either party may seek arbitration as set forth below.

(B)  All disputes and controversies arising out of or relating to this Agreement shall be finally settled and binding under the Rules of International Commercial Dispute Resolution of the American Arbitration Association (“ICDR”).  The place of arbitration shall be New York.  The Arbitration shall be conducted in English by a single arbitrator appointed in accordance with the ICDR rules.  Any award, verdict or settlement issued under such arbitration may be entered by any party for order of enforcement by any court of competent jurisdiction.  The arbitrator shall have no power to take interim measures he or she deems necessary, including injunctive relief and measures for the protection or conservation of property.  Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any such proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum.

10.          Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

11.          Confidentiality.  The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person(s), or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

12.          Miscellaneous.

(a)           This Agreement constitutes the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.  Each provision of this Agreement shall be considered separable and, if for any reason any provision(s) hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.   A business day for purposes of this Agreement shall be any day on which the New York Stock Exchange is open for business.  Time is of the essence.

Loto Inc.	Subscription Agreement - Section 4(2) Exempt Offering

(b)           The parties’ representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Shares.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

[Signature Page Follows]

Loto Inc.	Subscription Agreement - Section 4(2) Exempt Offering

IN WITNESS WHEREOF, the Subscriber has executed this Agreement for the Subscription of Shares:

US$.01 Per Share
Common Stock
Section 4(2) Exempt Offering
The Subscriber herewith Purchases the Shares consisting of the following:

Total Shares Purchased:

Total Purchase Price:

SUBSCRIBER:

Print Full Legal Name:
Address:

Telephone (with country code):
Fax Number:
E-mail:
Address for Notices (if different from above)

Permanent Address (if different from above)

Legal form if an entity (trust, corporation, partnership, etc.):
Jurisdiction of organization if an entity:
Jurisdiction of registration and regulation if a bank:

Anti-money laundering documentation: Attach copy of a valid passport (notarized as a true copy or certified by a lawyer) and a recent utility bill showing the name of the Subscriber and the subscription address of record (notarized as a true copy or certified by a lawyer). For corporate entities, please deliver certified copies of charter documents and individual due diligence information for all officers, directors and all beneficial owners who have the right to vote the Shares or power of disposition over the Shares.

By (Signature):
Print Name:

The Company hereby accepts the above application for subscription of the Shares as of the ________ day of ______________, 2009:

LOTO INC.

By:
Name:
Title:

Loto Inc.	Subscription Agreement - Section 4(2) Exempt Offering

Exhibit A

Wiring Instructions

For Payment of the Purchase Price of the Stock:

The following are the wire instructions for the account into which the payment of the Purchase Price for the Stock subscribed should be wired after acceptance of the Agreement.

FOR PROPER CREDIT, PLEASE MAKE SURE THAT THE WIRE TRANSFER INFORMATION CLEARLY INCLUDES THE NAME OF THE SUBSCRIBER OF RECORD.  PLEASE RETAIN A COPY OF ALL WIRE TRANSFERS INSTRUCTIONS AND CONFIRMATIONS.

Exhibit “A”
Loto Inc. - Accredited Investor Certification

TO:        Loto Inc.  (the “Company”)

The undersigned hereby certifies that the undersigned, and each beneficial party, if any, on whose behalf the undersigned is subscribing for Common Stock, satisfies one or more of the following categories of an Accredited Investor as that term is defined in Regulation D ("Regulation D") adopted pursuant to the U.S. Securities Act of 1933, as amended (the “Securities Act”).  Please initial beside each definition that applies.  All monetary references in this Schedule A are in United States dollars.  Accredited Investor (defined in Rule 501(a) of Regulation D), includes any person who comes within any of the following categories at the time of the sale of the securities to that person.  The investor should initial beside the portion of the above definition applicable to it.

_______ 1.
Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______ 2.	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
_______ 3.
Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______ 4.	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
_______ 5.	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;
_______ 6.
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_______ 7.
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

_______ 8.	Any entity in which all of the equity owners are accredited investors.

Print Name of Subscriber

By:
Name:

Address

THIS IS NOT A PUBLIC DOCUMENT

Loto Inc.
Series A Investors (Section 4(2))

Name of Investor	Shares Purchased
Ananindeau S.A.	2,500,000